SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2007

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Employment Agreement with Mr. Javan Esfandiari

On April 23, 2007, Chembio Diagnostics, Inc., a Nevada Corporation (the “Company”), entered into a new employment agreement dated April 23, 2007, and to be effective March 5, 2007 (the “Employment Agreement”), with Mr. Javan Esfandiari to continue as the Company’s Senior Vice President of Research and Development for an additional term of three years. Mr. Esfandiari’s salary under the Employment Agreement is $185,000 for the first year, $210,000 for the second year, and $235,000 for the final year. Mr. Esfandiari is eligible for a cash bonus of up to 50% of his base salary for each respective year, consisting of (i) a cash bonus of up to 37.5% of his calendar year base salary based on the performance of the Company’s Dual Path Platform Technology, which is directly related to certain annual revenue targets budgeted by management of the Company, and (ii) a cash bonus of up to 12.5% of his calendar year base salary that is at the complete discretion and determination of the board of directors.

The Company also granted Mr. Esfandiari a stock grant of 200,000 shares of the Company’s common stock. 100,000 shares will vest immediately, 50,000 shares will vest on the first anniversary date of the Employment Agreement, and 50,000 shares will vest on the second anniversary of the Employment Agreement. In addition, the Company will grant Mr. Esfandiari up to 50,000 shares of the Company’s common stock for 2007 and 2008 based upon the performance of the Company’s Dual Path Platform Technology, which is directly related to certain annual revenue targets budgeted by management of the Company.

Pursuant to the Company’s 1999 Equity Incentive Plan and Stock Option Agreement, the Company also granted Mr. Esfandiari incentive stock options to purchase 300,000 shares of the Company’s common stock. The price per share of these options is equal to the fair market value of the Company’s common stock on April 23, 2007, which is the date on which the Agreement was entered into. 100,000 shares of the stock options vest immediately, 100,000 shares of the stock options will vest on the first anniversary of the Employment Agreement, and 100,000 shares of the stock options will vest on the second anniversary of the Employment Agreement.

The foregoing is qualified in its entirety by reference to the Employment Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit Number  Description

Exhibit 10.1   Employment Agreement between Chembio Diagnostics, Inc. and Javan Esfandiari.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2007    Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number  Description

Exhibit 10.1 Employment Agreement between Chembio Diagnostics, Inc. and Javan Esfandiari.